TRUSTEE AUTHORIZATION TO ESTABLISH
                           ADDITIONAL SERIES OF SHARES
                          OF THE TIAA-CREF MUTUAL FUNDS

     In accordance with Section 4.9.2 of the Amended and Restated Declaration of Trust of the TIAA-CREF Mutual Funds (the "Trust"), dated May 12, 1997, the undersigned trustees of the TIAA-CREF Mutual Funds hereby establish the following five additional separate and distinct series of shares of the Trust, which shares shall all be of one class:

                            Equity Index Fund
                            Social Choice Equity Fund
                            Short-Term Bond Fund
                            High-Yield Bond Fund
                            Tax-Exempt Bond Fund

     IN WITNESS WHEREOF, the trustees of the Trust have executed this instrument as of this 16th day of February, 2000.


/s/ Robert H. Atwell                             /s/ Elizabeth E. Bailey
-------------------------                        -------------------------
Robert H. Atwell                                 Elizabeth E. Bailey


/s/ John H. Biggs                                /s/ Joyce A. Fecske
-------------------------                        -------------------------
John H. Biggs                                    Joyce A. Fecske


                                                 /s/ Stuart Tse Kong Ho
-------------------------                        -------------------------
Edes P. Gilbert                                  Stuart Tse Kong Ho


/s/ Nancy L. Jacob                               /s/ Marjorie Fine Knowles
-------------------------                        -------------------------
Nancy L. Jacob                                   Marjorie Fine Knowles


                                                 /s/ Bevis Longstreth
-------------------------                        -------------------------
Martin L. Leibowitz                              Bevis Longstreth


/s/ Robert M. Lovell, Jr.                        /s/ Stephen A. Ross
-------------------------                        -------------------------
Robert M. Lovell, Jr.                            Stephen A. Ross


/s/ Eugene C. Sit
-------------------------                        -------------------------
Eugene C. Sit                                    Maceo K. Sloan


/s/ David K. Storrs                              /s/ Robert W. Vishny
-------------------------                        -------------------------
David K. Storrs                                  Robert W. Vishny


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